UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2017

OCWEN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida	1-13219	65-0039856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1661 Worthington Road, Suite 100

West Palm Beach, Florida 33409

(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 682-8000

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 Other Events.

Ocwen Financial Corporation (Ocwen or the Company) provides the following updates.

State Regulatory Matters

As previously disclosed, Ocwen is seeking timely resolutions to the regulatory actions taken against us on April 20, 2017 or shortly thereafter by mortgage and banking regulatory agencies from 30 states and the District of Columbia and two state attorneys general that alleged deficiencies in our compliance with laws and regulations relating to our servicing and lending activities. In the Company’s prior Current Reports on Form 8-K filed with the Securities and Exchange Commission (SEC), Ocwen made disclosures relating to resolutions with 21 of these jurisdictions.

Ocwen has now entered into an additional agreement to resolve the regulatory action brought by Hawaii. The agreement with Hawaii generally contains key terms that are similar to the agreements Ocwen previously disclosed and which are summarized below (the Multi-State Common Settlement Terms):

●	Ocwen will not acquire any new residential mortgage servicing rights until April 30, 2018.

●	Ocwen will develop a plan of action and milestones regarding its transition from the servicing system it currently uses, REALServicing®, to an alternate servicing system and will not board any new loans onto the REALServicing system. This restriction on boarding new loans does not apply to loans that are already serviced on the REALServicing system, including those that are subsequently modified or those that are subsequently converted to an arrangement whereby Ocwen acts as sub-servicer.

●	In the event that Ocwen chooses to merge with or acquire an unaffiliated company or its assets in order to effectuate a transfer of loans from the REALServicing system, Ocwen must give the applicable regulatory agency prior notice to the signing of any final agreement and the opportunity to object. If no objection is received, the provisions of the first bullet point above shall not prohibit the transaction, or limit the transfer of loans from the REALServicing system onto the merged or acquired company’s alternate servicing system. In the event that an unaffiliated company merges with or acquires Ocwen or Ocwen’s assets, the provisions of the first bullet point above shall not prohibit the transaction, or limit the transfer of loans from the REALServicing system onto the merging or acquiring company’s alternate servicing system.

●	Ocwen will engage a third party auditor to perform an analysis with respect to its compliance with certain federal and state laws relating to escrow by testing approximately 9,000 loan files relating to loans secured by residential real property in various states and the District of Columbia.

●	Ocwen will develop and submit for review corrective action plans for any errors that are identified by the third party auditor and will remediate any individual accounts impacted by such errors.

●	Ocwen will develop and submit for review a plan to enhance its consumer complaint handling processes.

●	Ocwen will provide financial condition reporting on a confidential basis as part of each jurisdiction’s supervisory framework for the next three years.

In all of the above-referenced agreements, Ocwen neither admitted nor denied liability.

None of the agreements contain any monetary fines or penalties, although Ocwen will incur costs complying with the terms of these settlements, including in connection with the escrow analysis and transition to a new servicing system. These agreements are generally documented as consent orders or consent agreements that resolve the specific cease and desist or other order brought by the applicable regulatory agency. Each agreement applies to the same Ocwen entities as were named in the initiating cease and desist or other order.

As of November 1, 2017, the total number of jurisdictions where we have reached a resolution is 22.

Ocwen continues to seek timely resolutions with the remaining nine regulatory agencies and two state attorneys general. If Ocwen is successful in reaching such resolutions, they may contain some or all of the terms outlined above and may also contain additional terms. There can be no assurance that Ocwen will be able to reach resolutions with the remaining regulatory agencies and state attorneys general.

In the event that Ocwen does not comply with the terms of these agreements or if Ocwen is otherwise found to have breached applicable laws and regulations, this could lead to (i) administrative fines and penalties and litigation, (ii) loss of our licenses and approvals to engage in our servicing and lending businesses, (iii) governmental investigations and enforcement actions, (iv) civil and criminal liability, including class action lawsuits and actions to recover incentive and other payments made by governmental entities, (v) breaches of covenants and representations under our servicing, debt or other agreements, (vi) damage to our reputation, (vii) inability to raise capital or otherwise fund our operations and (viii) inability to execute on our business strategy. Any of these occurrences could increase our operating expenses and reduce our revenues, hamper our ability to grow or otherwise materially and adversely affect our business, reputation, financial condition, liquidity and results of operations.

Servicing System Transition

Ocwen has entered into agreements with certain subsidiaries of Black Knight, Inc. (Black Knight) pursuant to which Ocwen plans to transition to Black Knight’s LoanSphere MSP® (MSP) servicing system. The MSP servicing system includes loan boarding, payment processing, escrow administration, and default management, among other functions. Ocwen currently anticipates a twenty-four month implementation timeline for its transition onto the MSP servicing system. Once loans are boarded onto the MSP servicing system, the agreements have an initial term of seven years.

Special Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by a reference to a future period or by the use of forward-looking terminology. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Our business has been undergoing substantial change which has magnified such uncertainties. Readers should bear these factors in mind when considering such statements and should not place undue reliance on such statements. Forward-looking statements involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially. In the past, actual results have differed from those suggested by forward looking statements and this may happen again. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include those described in Ocwen’s reports and filings with the SEC, including its amended 2016 Annual Report on Form 10-K/A and its current and quarterly reports since such date. Anyone wishing to understand Ocwen’s business should review our SEC filings. Ocwen’s forward-looking statements speak only as of the date they are made and we disclaim any obligation to update or revise forward-looking statements whether as a result of new information, future events or otherwise. Ocwen may post information that is important to investors on our website.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OCWEN FINANCIAL CORPORATION (Registrant)

Date: November 1, 2017	By:	/s/ Michael R. Bourque, Jr.
Michael R. Bourque, Jr.
Chief Financial Officer
(On behalf of the Registrant and as its principal financial officer)